UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2019
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 25, 2019, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) declared five individuals elected, or deemed elected, in the Bank’s 2019 election of directors (the Annual Director Election). The Bank’s regulator, the Federal Housing Finance Agency (“FHFA”), designated the terms of each directorship filled in the election, with four of the directorships having a term beginning January 1, 2020 and ending December 31, 2023, and one having a term beginning January 1, 2020 and ending December 31, 2020. The Board is constituted of member and independent directors who are elected by the Bank’s members, as discussed under Item 10 - Directors, Executive Officers, and Corporate Governance of the Bank’s 2018 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2019 (the 2018 Annual Report).

The Board declared the following individuals elected as member directors (the Member Directors-elect):

•	Dwight M. Davidsen, senior vice president of Citizens Bank, N.A., in Providence, Rhode Island, elected to fill a member directorship designated for the state of Rhode Island with a one-year term;

•
Edward F. Manzi, Jr., CPA, chairman and chief executive officer of Fidelity Co-Operative Bank in Fitchburg, Massachusetts, elected to fill a member directorship designated for the Commonwealth of Massachusetts with a four-year term; and

•
John C. Witherspoon, chief executive officer of Skowhegan Savings Bank in Skowhegan, Maine, an incumbent director currently serving as a member of the Board’s Finance and Housing and Community Development Committees. Mr. Witherspoon was re-elected to fill a member directorship designated for the state of Maine with a four-year term.

These elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 (the Act) and the related regulations (the Applicable Regulations) of the Federal Housing Finance Agency (FHFA), the Bank’s principal regulator. For a description of the Bank’s director election process, see Item 10 - Directors, Executive Officers, and Corporate Governance of the 2018 Annual Report.

Since Mr. Witherspoon was the only nominee for the Maine member directorship, the Bank issued a Current Report on Form 8-K on September 9, 2019 (after the nomination period closed), announcing that Mr. Witherspoon had been “deemed” elected, as provided in the Applicable Regulations.

In addition to the Member Directors-elect, after reviewing the results of the independent director election, the Board declared the following individuals re-elected as independent directors (together with the Member Directors-elect, the Directors-elect), each with a four-year term beginning January 1, 2020 and ending December 31, 2023:

•
Eric Chatman, executive vice president and chief financial officer of Housing Partnership Network in Boston, Massachusetts. Mr. Chatman is an incumbent director currently serving as a member of the Board’s Audit and Risk Committees.

•
Emil J. Ragones, adjunct professor at the Boston College Carroll School of Management in Boston, Massachusetts. Mr. Ragones is an incumbent director currently serving as chair of the Board’s Audit Committee and as a member of its Executive and Finance Committees.

The Board has not yet determined on which committees the Directors-elect will serve in 2020.

Pursuant to the Applicable Regulations, the Bank’s member directors, including the Member Directors-elect, serve as officers or directors of Bank members. The Bank is a cooperative and conducts business primarily with its members, which are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and the Applicable Regulations, the Bank may conduct business with members whose officers or directors serve on the Board, including:

•	extending credit in the ordinary course of business to such members, on market terms that are no more favorable to such members than the terms of comparable transactions with other members;

•	purchasing short- and long-term investments, at market rates, from such members or their affiliates;

•	entering into interest-rate-exchange agreements on market terms with affiliates of such members as counterparties; and

•
providing affordable housing benefits in conjunction with such members, or affiliates of such members, on terms and conditions that are no more favorable to such members than the terms and conditions of comparable transactions with other members.

All of the foregoing transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see Item 13 — Certain Relationships and Related Transactions, and Director Independence of the 2018 Annual Report.
The Director Compensation Policy - 2020

On October 25, 2019, the Board approved the Director Compensation Policy - 2020 (the 2020 Director Compensation Policy), pursuant to which the Bank expects to compensate its directors for 2020, including the Directors-elect.

Summary. The 2020 Director Compensation Policy provides for fees paid for attendance at board and committee meetings and retainers paid in arrears at the end of each quarter. The policy provides for maximums on total director compensation and potential reduction based on attendance and performance.

Attendance Fees. The following table sets forth the attendance fees.

	Per Board Meeting	Per Committee Meeting	Telephonic Attendance	Maximum Attendance Fees
Chair	$11,500	$2,500	$1,500	$92,500
Vice Chair and Committee Chairs	$9,500	$2,500	$1,500	$77,500
Other Directors	$8,500	$2,500	$1,500	$72,500

Quarterly Retainers. The following table sets forth the quarterly retainers.

	Quarterly Retainer	Annual Retainer
Chair	$11,250	$45,000
Vice Chair and Committee Chairs	$10,000	$40,000
Other Directors	$8,750	$35,000

Maximum Compensation. The following table sets forth maximum director compensation.

	Maximum Attendance Fees	Maximum Retainer	Total Maximum Compensation
Chair	$92,500	$45,000	$137,500
Vice Chair and Committee Chairs	$77,500	$40,000	$117,500
Other Directors	$72,500	$35,000	$107,500

The Bank will also pay/reimburse directors for reasonable expenses related to the directors’ attendance at Board meetings.

Reduction in Compensation Based on Attendance and Performance. The Board may vote to reduce or eliminate a director’s final quarterly retainer payment if (i) the director has not attended at least 75% of all regular and special meetings of the Board and the committees on which the director served during the year, or (ii) the Board determines the director has consistently demonstrated a lack of engagement and participation in meetings attended.

The foregoing description of the 2020 Director Compensation Policy is qualified in its entirety by reference to the copy of the 2020 Director Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank's nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Director Election was conducted by mail. No in-person meeting of the members was held in connection with the Annual Director Election. On October 22, 2019, the day after the ballot receipt deadline, the Bank tallied the preliminary voting results for the Annual Director Election, which the Board declared final on October 25, 2019, as described in Item 5.02 of this Current Report.

Member Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in each of Maine, Massachusetts, and Rhode Island, and there was no balloting with respect to the member election in Maine.

The following is a tally of the vote for the directorships in Massachusetts and Rhode Island:

MASSACHUSETTS (MA)
	Number of MA Members Voting in Election (Total Ballots Received)	160
	Percent of MA Members Voting in Election	72%
	Total Number of Eligible Votes in MA (Potential)	4,579,909

		Number of Votes
Name	Member	Received
Stephen G. Crowe (current director)	Community Engagement Officer MountainOne Bank, North Adams, Massachusetts	267,566
Edward F. Manzi, Jr. (elected)	Chairman and Chief Executive Officer Fidelity Co-Operative Bank, Fitchburg, Massachusetts	1,197,186
William M. Parent	Director Rockland Trust Company, Rockland, Massachusetts	1,071,332
K. Michael Robbins	Chairman and Chief Executive Officer Cornerstone Bank, Spencer, Massachusetts	652,037
J. Timothy Smith	Senior Vice President, Chief Financial Officer, and Treasurer Workers Credit Union, Fitchburg, Massachusetts	497,899

RHODE ISLAND (RI)
	Number of RI Members Voting in Election (Total Ballots Received)	6
	Percent of RI Members Voting in Election	30%
	Total Number of Eligible Votes in RI (Potential)	1,232,609

		Number of Votes
Name	Member	Received
Carl M. Carlson	Chief Financial Officer Bank Rhode Island, Providence, Rhode Island	123,934
Dwight M. Davidsen (elected)	Senior Vice President Citizens Bank, N.A., Providence, Rhode Island	482,671

Independent Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted elections for two independent directors. Under the Applicable Regulations, in an election for an independent directorship, when the number of nominees is equal to the number of independent directorships to be filled, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election in order to be elected. The results of the votes for the independent directors are as follows:

INDEPENDENT DIRECTORS
	Number of Members Voting in Election (Total Ballots Received)	229
	Total Number of Eligible Votes per Position (Potential)	8,370,074
	FHFA 20% Threshold Requirement	1,674,015

		Number of Votes
Name	Affiliation	Received
Eric Chatman (current director)(elected)	Executive Vice President and Chief Financial Officer, Housing Partnership Network Boston, Massachusetts	4,549,162
Emil J. Ragones (current director)(elected)	Adjunct Professor Boston College Boston, Massachusetts	4,709,349

Item 9.01 Financial Statements and Exhibits

Exhibit Numbers:
10.1     2020 Director Compensation Policy

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 25, 2019	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer